Exhibit 10.11.11

***Text Omitted and Filed Separately with the Securities and Exchange Commission

Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 230.406

Execution Copy

TENTH AMENDMENT TO CODE SHARE AND

REVENUE SHARING AGREEMENT

THIS TENTH AMENDMENT TO CODE SHARE AND REVENUE SHARING AGREEMENT (this “Tenth Amendment”) is made and entered into as of November 18, 2010 (the “Execution Date”), by and between US AIRWAYS, INC., a Delaware corporation (“US Airways”), MESA AIRLINES, INC., a Nevada corporation (“Mesa”). In addition, Mesa Air Group, Inc., a Nevada corporation, is also a party hereto with respect to Sections 11 and 12 of this Tenth Amendment.

RECITALS:

A.        US Airways and Mesa are parties to that certain Code Share and Revenue Sharing Agreement, dated as of February 1, 2001, as amended by: (1) the First Amendment to Code Share and Revenue Sharing Agreement, dated to be effective April 27, 2001; (2) the Second Amendment to Code Share and Revenue Sharing Agreement, dated as of October 24, 2002; (3) the Third Amendment to Code Share and Revenue Sharing Agreement, dated as of January 29, 2003; (4) the Fourth Amendment to Code Share and Revenue Sharing Agreement and Release, dated as of September 5, 2003; (5) the Fifth Amendment to Code Share and Revenue Agreement, dated as of January 28, 2005; (6) the Sixth Amendment to Code Share and Revenue Sharing Agreement and Settlement Agreement, dated as of July 27, 2005; (7) the Seventh Amendment to Code Share and Revenue Sharing Agreement and Settlement, Assignment and Assumption Agreement, dated as of September 10, 2007; (8) the Eighth Amendment to Code Share Agreement and Settlement Agreement, dated as of May 12, 2008; and (9) the Ninth Amendment to Code Share and Revenue Sharing Agreement, dated as of March 30, 2009 (collectively, the “Code Share Agreement”).

B.        All capitalized terms used herein, but not otherwise defined herein, shall have the meanings given to such terms in the Code Share Agreement. It is the intent of the parties that this Tenth Amendment and the subject matter addressed herein is integral to the entirety of the Code Share Agreement and is not severable therefrom.

C.        The Code Share Agreement requires the Mesa Group to provide certain Flight Services and Other Services for US Airways, pursuant to the terms and conditions of the Code Share Agreement.

D.        The Mesa Group and US Airways desire to amend the Code Share Agreement pursuant to the terms and conditions of this Tenth Amendment, to provide for an extension of the term of the Code Share Agreement as it relates to certain aircraft, amendment of the costs apportionment and revenue share percentage terms, release and settlement of certain disputed amounts between the parties arising under or relating to the Code Share Agreement, and other changes as set forth in this Tenth Amendment.

NOW, THEREFORE, in consideration of the promises, covenants, representations and warranties hereinafter set forth, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, US Airways and the Mesa Group agree as set forth below.

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AMENDMENTS:

1.        Guaranteed Non-Maintenance Costs. The parties agree that Exhibit C of the Code Share Agreement (as amended) is further amended, effective as of July 1, 2010, such that the Guaranteed Non-Maintenance Costs for each aircraft type used in providing the Flight Services shall be reduced as follows:

[***]

For clarity, to the extent Mesa’s actual ownership costs for the CRJ-200 aircraft are or have been at any point less than the amounts paid by US Airways for such aircraft, the difference will be (i) credited promptly to US Airways in accordance with Exhibit C of the Code Share Agreement (as amended by Revised Exhibit C — Page 2 set forth in the Sixth Amendment), or alternatively (ii) credited as an offset against amounts owed by US Airways.

2.        Segment Revenue Payments. The parties agree that Section 7.6 of the Code Share Agreement (as amended) is further amended, effective as of July 1, 2010, such that the Segment Revenue Percentage set forth therein for each type of aircraft shall be replaced with the “Segment Revenue Payment” as follows:

[***]

The revenue share percentage for each aircraft type will be adjusted proportionally upward to the extent actual utilization (total block hours divided by aircraft in fleet divided by days in month) for that aircraft type falls below 8.4 hours for the CRJ-900, 6.7 hrs for the CRJ200, or 6.5 hrs for the Dash-8 (e.g., if the actual utilization of the CRJ-900 aircraft is 5% below the actual utilization target of 8.4 hours, then the 6.39% Segment Revenue Percentage would be proportionally adjusted upwards by multiplying by 1.05). The payment rates set forth in Section 1 and 2 of this Tenth Amendment shall be in effect beginning on July 1, 2010, provided that US Airways shall continue making the payments calculated under the Code Share Agreement (without giving effect to this Tenth Amendment) until the Approval Order Date (as defined below). From and after the Approval Order Date, US Airways shall pay Mesa at the payment rates set forth in this section (the “New Payment Rates”). Promptly following the Approval Order Date, upon US Airways’ written election, either (a) Mesa shall pay to US Airways the amount by which the payments made under the Agreement for the period from July 1, 2010 until US Airways Confidential the Approval Order Date exceed the payments due under this Tenth Amendment for such period (the “Retroactive Payments”): or (b) US Airways may apply the Retroactive Payment amounts to credits against payments US Airways would otherwise be obligated to make to Mesa under the Code Share Agreement, as amended (“Retroactive Credits”). The Retroactive Payments or Retroactive Credits shall be retained indefeasibly by US Airways and US Airways shall have no obligation to refund or otherwise credit Mesa with the Retroactive Payments or Retroactive Credits under any circumstances or pay to Mesa amounts equal to the Retroactive Credits.

AGREEMENTS:

3.        Term.

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(a)        The term of the Code Share Agreement, as it relates to the CRJ-900 aircraft, shall be extended based on the schedule set forth on Exhibit E, which will amount to thirty-nine (39) months on average per aircraft, from June 30, 2012, to September 30, 2015, subject to the Term Extension Option and/or Individual Extension Option and the establishment of the schedule for the redelivery of aircraft set forth herein (the “Term”).

(b)        US Airways will have the option, to be exercised in writing and in US Airways’ sole discretion no more than three (3) times, to extend the Term with respect to all but not less than all of the CRJ-900 aircraft for an additional one year per option exercise. Each option (each a “Term Extension Option”) shall be exercisable upon at least twelve (12) months prior written notice, on the terms and conditions of the Code Share Agreement as amended by this Tenth Amendment.

(c)        The term of the Code Share Agreement as it relates to aircraft other than CRJ-900s shall remain June 30, 2012, and be unaffected by this Tenth Amendment and any Term Extension Options.

(d)        In addition to the Term Extension Option, US Airways will have the one-time option to extend each CRJ-900 aircraft, on an individual aircraft basis for up to six (6) additional months upon six (6) months prior written notice on the terms and conditions of the Code Share Agreement as amended by this Tenth Amendment (the “Individual Extension Option”).

4.        Return of Aircraft. Unless extended by US Airways’ written exercise of the Term Extension Options and/or the Individual Extension Option, the expiration of the Term and the redelivery by US Airways to Mesa shall be phased according to the schedule set forth on Exhibit E, such that each aircraft shall be redelivered on a date not earlier than April 1, 2015, and not later than March 31, 2016 (the “Initial Term Redelivery Dates”). If the Term is extended by US Airways’ written exercise of one or more of the Term Extension Options or Individual Extension Options, the expiration of the Term and the redelivery of the CRJ-900 aircraft shall be phased according to a schedule established by US Airways and consistent with the Initial Term Redelivery Dates described above, but extended to reflect the duration of the extended Term. Following the expiration of the Term and redelivery to Mesa, Mesa shall promptly remove any and all references to US Airways trademarks, trade names or service marks (including the AWA Service Marks) from the CRJ-900 aircraft prior to any further use of such aircraft.

5.        Elimination of Right to Reduce CRJ-900 Fleet. Notwithstanding the terms of Section 2.2.4 of the Code Share Agreement (as amended), US Airways may not initiate fleet reductions in the CRJ-900 subfleet except as set forth in Section 4 above.

6.        Ground Handling. Mesa shall transition its ground handling services to US Airways or, in US Airways’ sole discretion, to one or more ground handling vendors selected or approved by US Airways in its sole discretion, before the earlier of (a) a date that is ninety (90) days after written notice from US Airways and (b) five (5) months following the Approval Order Date (as defined in Section 14 below) for the PHX hub and seven (7) months following the Approval Order Date for all other locations. As such services are transitioned from Mesa, the corresponding payments due Mesa under the Code Share Agreement shall be eliminated,

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together with any obligations of Mesa regarding the provision of such services set forth in the Code Share Agreement. Subject to US Airways’ obligations under the Code Share Agreement and this Tenth Amendment, Mesa will reasonably cooperate at its own expense in connection with the transition of any such services. In connection with the transition of ground services, US Airways will purchase the ground service equipment owned by Mesa that is required by US Airways, for use in its operations and in good condition and repair, ordinary wear and tear excepted. The purchase price will be equal to the fair market value of such equipment. Absent agreement by the parties, fair market value shall be determined by an independent appraiser mutually selected and appointed by US Airways and Mesa immediately following the Execution Date. US Airways and Mesa will share equally the costs of any such appraisal.

7.        Settlement. Upon the Approval Order Date or as soon as practicable thereafter and subject to the occurrence of a Vacatur Declaration (as defined below):

(a)        US Airways shall:

(i)        [***]

(ii)        release Mesa and any of Mesa’s current or former subsidiaries, affiliates, officers, directors, stockholders, employees, professionals or agents (collectively, the “US Airways Released Parties”) from any and all claims that US Airways has or had against the US Airways Released Parties, whether legal or equitable, known or unknown, liquidated or contingent, matured or inchoate, which arose or accrued in whole prior to the date that is two years before the Execution Date, including without limitation the disputed payment claims between the parties listed in Exhibit B (collectively, the “US Airways Released Claims”). Except as set forth in Exhibit B, the US Airways Released Claims shall not include, and US Airways shall not be deemed to release, any claims US Airways has against any of the Mesa Released Parties that arose or accrued, in whole or in part, within two years before the Execution Date. Any US Airways claims that are not specifically identified as US Airways Released Claims and are within two years before the Execution Date shall be obligations of Mesa assumed under this Tenth Amendment and shall not be discharged or modified by any Mesa Plan.

(iii)        audit Mesa property taxes for tax years 2008 and 2009 on a mutually agreed to timetable and Mesa will provide all information (including, without limitation, access to Mesa accountants, lawyers, other professionals, the relevant executives in charge of property taxes for Mesa and other Mesa employees and executives) reasonably requested by US Airways in connection with such audit. Any pre-payments made by US Airways related to such taxes will be reconciled in accordance with the procedures established in the Code Share Agreement.

(iv)        have the right to audit property taxes for tax years prior to 2008 and Mesa will provide all information (including, without limitation, access to Mesa accountants, lawyers, other professionals, the relevant executives in charge of property taxes for Mesa and other Mesa employees and executives) reasonably requested by US Airways in connection with such audit. If such audit reveals that US Airways overpaid for such years (including the portions of the [***] payment allocated to property taxes as set forth in Exhibit B), the difference will be credited by Mesa to US Airways (“Tax Credits”). Notwithstanding the definition of US Airways

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Released Claims, any claims that US Airways has or may have related to overpayment of property taxes shall not be included in the US Airways Released Claims. For the avoidance of doubt, if US Airways elects to audit years prior to 2008 and such audit reveals an underpayment by US Airways, US Airways shall not be obligated to make any additional payment to Mesa in respect of such underpayment. The parties will agree on mutually acceptable Property Tax true- up procedures for tax years from and after 2010.

(b)        Mesa shall:

(i)        release US Airways and any of US Airways’ current or former subsidiaries, affiliates, officers, directors, stockholders, employees, professionals or agents (collectively, the “Mesa Released Parties”) from any and all claims that Mesa has or had against the Mesa Released Parties, whether legal or equitable, known or unknown, liquidated or contingent, matured or inchoate, which arose or accrued on or before the Execution Date, including without limitation the disputed payment claims between the parties listed in Exhibit B hereto and any right of set-off or offset against US Airways (collectively, the “Mesa Released Claims”).

(ii)        be obligated to pay US Airways (in addition to the Tax Credits) for (a) any properly claimed amounts arising after July 1, 2008 not specified in Exhibit B (the “Post- July 2008 Claims”), and (b) all available Fuel Sales Tax refunds for North Carolina beginning from the 2006 tax year collected by Mesa (the “Fuel Sales Tax Refunds”) within ten (10) business days of receipt. Mesa acknowledges that it has commenced collecting the Fuel Sales Tax Refunds as of October 18, 2010 and shall continue to collect the Fuel Sales Tax Refunds in a timely manner at Mesa’s sole expense. Mesa will reasonably cooperate with US Airways in connection with the collection of the Fuel Sales Tax Refunds (including, without limitation, access to Mesa accountants, lawyers, other professionals, the relevant executives in charge of the Fuel Sales Tax Refunds for Mesa and other Mesa employees and executives) reasonably requested by US Airways. Mesa will not settle or compromise any Fuel Sales Tax Refunds without the prior written consent of US Airways, which consent shall not be unreasonably withheld. Any claims related to the Post-July 2008 Claims or the Fuel Sales Tax Refunds shall not be included in the definition of US Airways Released Claims.

8.        CRJ-900 Aircraft Modifications. Mesa shall, at its sole cost, install ACARS (without printers) on all CRJ-900 aircraft and such systems will be fully functioning on all such aircraft (in accordance with mutually agreed to specifications) no later than April 29, 2011. Mesa shall, at its sole cost, complete internal upgrades for each CRJ-900 aircraft incorporating each item in Exhibit A hereto. The items in Exhibit A that are to be completed when aircraft are parked at airports during regular overnight stays (“RON”) are defined as “RON Upgrades,” the items in Exhibit A that are to be completed upon US Airways’ request that an aircraft be taken out of service to perform the modifications are defined as “Special Visit Upgrades,” and the items in Exhibit A that are to be completed while aircraft are taken out of service during regularly scheduled C-check maintenance and inspection are defined as “C-check Upgrades.” Together the RON Upgrades, the Special Visit Upgrades and the C-check Upgrades are collectively defined as the “Upgrades.” Mesa will complete the Upgrades on the timetable set forth in Exhibit A or as otherwise specified by US Airways; provided that US Airways gives Mesa at least ninety (90) days prior written notice of any requested Special Visit and US

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Airways sets forth in such notice that it will remove the affected aircraft from service to accommodate such Special Visit. US Airways shall, within thirty (30) days after the Execution Date, provide the standard for reasonable approval of the Upgrades. Mesa shall commence work on the Upgrades as soon as practicable. US Airways shall pay to Mesa the Effective Date Payment, plus an [***] as a contribution towards Mesa’s cost for the Upgrades (collectively with the Effective Date Payment, the “Upgrade Contribution”), in thirty-eight (38) equal installments, payable upon satisfactory completion of the RON Upgrades for each CRJ-900 aircraft. In the event Mesa completes one or more RON Upgrades (in a manner satisfactory to US Airways in US Airways’ sole discretion) during the Pre-Effective Date Period, US Airways shall pay the per aircraft portion of the Upgrade Contribution for each such RON Upgrade at the time such RON Upgrade has been approved by US Airways (each such payment, a “Pre-Effective Date Upgrade Payment”). In the event US Airways makes one or more Pre-Effective Date Upgrade Payments and the Mesa Plan is not filed or confirmed or does not become effective by the respective deadlines set forth herein, US Airways shall be entitled to credit such Pre-Effective Date Upgrade Payments against amounts US Airways otherwise owes Mesa. No payments will be made by US Airways following completion of C-check Upgrades or Special Visit Upgrades, however each such C-check Upgrade and Special Visit Upgrade will also be subject to US Airways’ review and approval.

9.        Operational Performance.

(a)        Effective at 12:01 a.m. on the date that Mesa’s ground handling services in PHX Hub are fully transitioned to US Airways in accordance with Section 6 (the “Transition Date”) and US Airways has made available to Mesa, on a daily basis (subject to immaterial delays), not less than two (2) months of operational performance data in accordance with Section 9(b)(i), Sections 5.3 and 5.4 of the Agreement dealing with On Time Performance and Flight Completion Factor are deleted and replaced in their entirety with the following Service Level Performance provisions:

(i)        Mesa shall perform in accordance with the service levels set forth on Exhibit C hereto (the “Service Levels”). Mesa’s operational performance will be measured using the following two measurements: Controllable Completion Factor (“CCF”) and Controllable Departures within Zero Minutes of Scheduled (“CD0”), as such terms are defined below. Mesa will be subject to Service Level 1 and Service Level 2 credit amounts for all flights that fall below the established thresholds and will receive incentives for all flights that rise above the incentive levels (“Incentive Levels”), in accordance with the thresholds and credit amounts set forth in Exhibit C.

(ii)        CD0: Mesa shall not allow its CD0 Rate to fall below the CDO Service Level 1 threshold percentage set out in Exhibit C. The “CD0 Rate” is defined as a fraction in which the numerator is the Actual Departures less departures which were delayed due to reasons controllable by Mesa and all downline departures which remain late departing due predominantly to reasons controllable by Mesa (“Controllable Delayed Departures”) and the denominator is Controllable Scheduled Departures. “Controllable Scheduled Departures” shall mean all Scheduled Departures less those scheduled departures cancelled for reasons beyond Mesa’s control, such as weather and ATC. Exhibit D lists all cancellation and delay codes used by US Airways at the time of this Tenth Amendment and specifically lists all such delay codes

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that are classified as Controllable Delay Codes used in calculating CD0 Rate and Controllable Scheduled Departures. US Airways may update Exhibit D and will make corresponding changes to the applicable Service Level and Incentive Level thresholds in Exhibit C and to the applicable early termination thresholds in Section 9(e) provided that:

(A)        Codes are changed on a system-wide basis for US Airways and all other US Airways Express carriers;

(B)        US Airways demonstrates to Mesa that any changes to the codes set forth in Exhibit D will have no adverse impact on Mesa. For avoidance of doubt, and by way of example, if a new code is added to the Controllable Delay list, US Airways will calculate the decrease to Mesa’s performance during the period used for setting the Service Levels and Incentive Level in this Tenth Amendment, and the corresponding Service Levels and Incentive Level will be reduced by that exact percentage; and

(C)        The parties agree to enter into an amendment to the Code Share Agreement to reflect the changes to the delay codes and corresponding Service and Incentive Levels.

US Airways shall provide to Mesa, within thirty (30) days following the Execution Date, Mesa’s historical performance data (by delay code) and the methodology used to establish the Service Levels and Incentive Levels in this Tenth Amendment.

(iii)        Mesa will be subject to Service Level 1 and Service Level 2 financial credits for all flights causing Actual CDO performance in a calendar quarter to fall below the Service Level 1 and Service Level 2 thresholds set out in Exhibit C and at the respective credit dollar amount specified in Exhibit C, and incentive payments when Mesa meets or exceeds the incentive levels set forth in Exhibit C (the “Incentive Levels”). The number of flights credited is calculated as the respective Service Level Threshold less the Actual CDO Rate for the quarter multiplied by the Controllable Scheduled Departures. Service Level 1 and Service Level 2 credits are calculated independently and are additive, meaning that flights receiving a Service Level 2 credit by definition will also generate a Service Level 1 credit.

(iv)        Mesa will receive incentive payments for each flight in a calendar quarter that rises above the CDO Rate incentive threshold specified in Exhibit C and at the incentive payment dollar amount specified in Exhibit C. For purposes of calculating the number of flights paid an incentive, the number of incentivized flights is calculated as the actual CDO Rate for the quarter less the incentive threshold multiplied by the Controllable Scheduled Departures.

(v)        CCF: Mesa shall not allow its CCF Rate to fall below the CCF Level 1 threshold set out in Exhibit C. The “CCF Rate” is defined as a fraction where the numerator is actual departures and the denominator is Controllable Scheduled Departures.

(vi)        Mesa will be subject to Service Level 1 and Service Level 2 financial credits for all flights causing actual CCF performance in a calendar quarter to fall below the Service Level 1 and Service Level 2 thresholds set out in Exhibit C and at the respective credit dollar amount specified in Exhibit C. The number of flights credited is

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calculated as the respective service level threshold less the actual CCF rate for the quarter multiplied by the Controllable Scheduled Departures. Service Level 1 and Service Level 2 credits are calculated independently and are additive, meaning that flights receiving a Service Level 2 credit by definition will also generate a Service Level 1 credit.

(vii)        Mesa will receive incentive payments for each flight in a calendar quarter that rises above the CCF Rate incentive threshold specified in Exhibit C and at the incentive payment dollar amount specified in Exhibit C. For purposes of calculating the number of flights paid an incentive, the number of incentivized flights is calculated as the actual CCF rate for the quarter less the incentive threshold multiplied by the Controllable Scheduled Departures.

(viii)        Credits for CDO and CCF added together comprise the “Quarterly Performance Credit.” Incentives for CDO and CCF added together comprise the “Quarterly Performance Incentive.” To the extent the Quarterly Performance Credit exceeds the Quarterly Performance Incentive in any calendar quarter, US Airways shall apply the difference as an offset against any payments due to Mesa in such quarter. To the extent the Quarterly Performance Incentive exceeds the Quarterly Performance Credit in any calendar quarter, US Airways shall pay Mesa the difference within ten (10) days of receipt of written demand from Mesa.

(ix)        On each anniversary date of the Contract Date, commencing on February 1, 2011, the dollar amounts used for calculating the CDO and CCF credits and incentives shall be increased by the increase in the CPI, as determined in accordance with Section 7.4 of the Code Share Agreement. Calendar Quarter means each three month period commencing with January 1 of each year.

(b)        Effective as of the Transition Date, Section 5.5 is deleted and replaced in its entirety with the following language:

(i)        Within ten (10) business days after the end of each Calendar Month, US Airways shall provide to Mesa flight data and statistical information accumulated and captured by and within the official flight data reporting sources at US Airways for the prior Calendar Month and, as applicable, the prior Calendar Quarter, together with such supporting documentation and information as US Airways deems necessary. US Airways or its designee, upon two (2) business days’ prior written notice, may review at any time, at Mesa’s corporate or other relevant offices, all records and files, if any, generated or maintained by Mesa in connection with performance measurements and calculations as prescribed herein. If US Airways or its designee’s review of the records or files reveals that Mesa has under or overstated, as applicable, Mesa’s performance measurements, then Mesa, upon demand, shall pay all sums due based on the accurate calculations, the actual out of pocket costs and expenses of US Airways in completing such review and the applicable penalties payable based on such new calculations.

(ii)        If such under or overstatement is willful or intentional, then Mesa, within ten (10) days after receipt of written demand, shall pay to US Airways an amount equal to [***] per occurrence.

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(c)        Effective as of the Transition Date, Section 5.6 is amended by replacing the reference to “OTP Rate” with a reference to “CDO Rate” and the reference to “FCF” is replaced with “CCF.”

(d)        Effective as of the Transition Date, and in order to meet the operational performance requirements set forth in this Section 9 to the Tenth Amendment,

(i)        US will schedule Mesa to have one spare aircraft for each hub, either a CRJ-200 or a CRJ-900;

(ii)        Mesa may use CRJ-200, CRJ-700, or CRJ-900 aircraft not in Mesa’s US Fleet, but painted in neutral livery or in US Airways livery as additional spares at Mesa’s sole expense on a limited basis; and

(iii)        Subject to adjustment as provided below in this Section 9, the CDO and CCF thresholds used in this Section 9 to the Tenth Amendment for calculating credits, incentives, and default for performance are valid so long as the schedule given to Mesa for US Airways flying is for the PHX and CLT hubs and/or linear flying; and provided, further, that the schedules are reasonably consistent with past practice US Airways scheduling parameters for utilization, RON maintenance time, turn times, and recovery time. In the event that Mesa operates more than 3.8 Equivalent Aircraft (defined below) pursuant to a schedule given to Mesa for US Airways flying other than for the PHX or CLT hubs and/or linear flying or if US Airways gives Mesa scheduling parameters that are not reasonably consistent with past practice for utilization, RON maintenance time, turn times, and recovery time, the parties will meet and negotiate in good faith in order to agree on appropriate adjustments to the applicable schedule or Service Level 1, Service Level 2 and early termination thresholds described in Section 9(e). “Equivalent Aircraft” shall be determined by dividing the average daily scheduled block hours in and out of US Airways hubs other than CLT or PHX during a given month by the average daily utilization of active Aircraft in the Fleet for that month (total Mesa Aircraft flying for US Airways less spares and maintenance Aircraft).

(e)        Effective as of the Transition Date, Section 8.2 is deleted and replaced in its entirety with the following language:

Early Termination: Subject to adjustment as provided in this Section 9, if Mesa’s (i) system CDO Rate [***], or (ii) CCF Rate, falls below [***] months (each, a “Cancellation Event”), US Airways may, at its election, inform Mesa by written notice (a “Performance Notice”) that if the Cancellation Event is not cured within one hundred twenty (120) days from receipt of a Performance Notice (the “Cure Period”), US Airways may, at its option, give Mesa a Termination Notice (as defined below). If the Cancellation Event relates to Mesa’s system CDO Rate, the cure shall be affected by Mesa bringing its CDO Rate for a whole calendar month to a rate equal to or [***] during the Cure Period. If the Cancellation Event relates to Mesa’s system CCF Rate, the cure shall be affected by Mesa bringing its CCF Rate for a whole calendar month to a rate equal to or above [***] during the Cure Period. If, after the Cure Period has expired and Mesa has not cured the Cancellation Event as set forth above, then US Airways at any time during the thirty (30) day period following the lapse of the Cure Period without cure may terminate the Code Share Agreement by written notice (“Termination Notice”), effective ninety

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(90) days after the Termination Notice is provided. Such termination right shall be in addition to any penalty payments set forth in this Section 9 to the Tenth Amendment and termination rights for an Event of Default pursuant to Section 13 of the Code Share Agreement.

(f)        At least two (2) months prior to the Transition Date, US Airways shall make available to Mesa, on a daily basis (subject to immaterial delays), unaudited data of its performance using the CDF and CDO metrics. To the extent that Mesa has fallen below the OTP or FCF service levels for any period of time prior to the Transition Date, such default time periods shall apply cumulatively with any defaults accruing following the Transition Date, such that the cumulative months of default (prior and following the Transition Date) shall be used to establish the early termination right set forth in Section 9(e) above.

(g)        Mesa acknowledges and agrees that the service credits are a price adjustment reflecting diminution of service and harm suffered by US Airways, the exact extent of which is difficult to ascertain, but that service credits are not liquidated damages. Such service credits (i) shall be US Airways’ sole and exclusive remedy for a failure by Mesa to meet a Service Level when such failure does not rise to a default level justifying early termination in accordance with Section 9(e) of this Tenth Amendment, but (ii) shall not be US Airways’ sole or exclusive remedy for a failure by Mesa to meet a Service Level when such failure rises to a default level justifying early termination in accordance with Section 9(e) of this Tenth Amendment.

(h)        Effective as of the Transition Date, the parties agree the Code Share Agreement is amended by deleting Section 5.2 in its entirety.

10.        Aircraft Cleaning. Consistent with Mesa’s obligations under the Code Share Agreement, but effective July 1, 2010, to account for services on an ongoing basis, versus the claims related to past payment obligations for aircraft cleaning services addressed in Section 7 above, for the remainder of the term of the Code Share Agreement Mesa shall provide at its expense (either directly or through a third-party vendor approved by US Airways) RON cleaning for all Mesa aircraft operated pursuant to the Code Share Agreement. In cases where US Airways provides the RON cleaning, whether directly or through its vendor, Mesa will reimburse US Airways for the actual costs, without markup, of that cleaning service. Mesa shall have the option to select all vendors in connection with its RON cleaning, subject to US Airways reasonable approval. The aircraft will be cleaned in accordance with US Airways’ RON cleaning standards and procedures, consistent with Section 2.8.2 of the Code Share Agreement. Any amounts owed by Mesa to US Airways pursuant to this Section 10 as of and after July 1, 2010 shall be paid by Mesa within ten (10) days after the Approval Order Date.

[***]

(i)        The Notes shall be issued as a single class (except to the extent US Airways consents, otherwise, such consent to be granted or withheld in US Airways’ sole discretion) and shall be unsecured obligations of Mesa;

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(ii)        The Notes shall provide for the accrual or payment of interest in-kind at an annual all-in rate not [***] but may not provide for the payment of cash interest until maturity or pre-payment permitted by clause (v) below;

(iii)        The Notes shall not amortize, and shall not have a maturity date prior to December 31, 2015, absent an event of default;

(iv)        The Notes shall be structured in a tax efficient manner for both Mesa and US Airways;

(v)        The Notes may not be prepaid, except only that the Notes, together with accrued interest, may be pre-paid on a pro-rata basis from the net cash proceeds actually received by Mesa from the sale of its indirect debt and equity investment in Spirit Airlines, Inc. (the “Spirit Proceeds”), and from casualty events and sales of material assets;

(vi)        The Notes will contain representations and warranties, covenants and other provisions, including provisions protecting the rights of Noteholders, customary for unsecured debt obligations of this kind (including, without limitation, covenants (affirmative, negative and financial), defaults, and debt baskets among others.). The terms of the Notes will not be modified or amended without the written approval of US Airways, which approval may be given in US Airways’ sole discretion. Mesa shall not enter into any agreement with any Noteholder (in respect of that Noteholder’s Notes) unless US Airways is a party to that agreement and consents to its terms (such consent to be granted or withheld in US Airways’ sole discretion); and

(vii)        The Notes shall be guaranteed on a joint and several, full and unconditional basis, by the Post-Effective Date Debtors (as such term is defined under the Mesa Plan).

Notwithstanding the foregoing, Mesa may issue up to an [***] principal amount of Notes (the “Bondholder Notes”) to holders of the 2012 Notes on terms identical to the Notes, provided that: (i) the total principal amount of all the Notes shall not exceed the sum [***] and the amount of Notes issued to US Airways and (ii) the principal amount of Notes issued to US Airways shall [***] of the aggregate principal amount of Notes. The Bondholder Notes may continue to be guaranteed by Nilchii (the entity that owns Mesa’s interest in Spirit Airlines, Inc. described above) or obtain some other structural payment and collection preference related to Nilchii, provided that if any of the Spirit Proceeds are used to pay off any of the Bondholder Notes, Mesa shall use any Spirit Proceeds in excess of the amounts necessary to pay off the Bondholder Notes to pay down the Notes held by US Airways (all such payments shall first repay accrued and unpaid interest and second reduce principal). Once the Notes held by US Airways have been paid in full, Mesa may use any remaining Spirit Proceeds to pay down the Notes held by Mesa’s general unsecured creditors, and then to pay down the Notes held by management.

11.        Capital Stock. The Mesa Plan shall provide for the issuance of a single class of common stock by Mesa Air Group, Inc. as follows: (i) [***] to Mesa’s unsecured creditors; (ii) [***] basis. Upon the Plan Effective Date, Mesa and US Airways shall enter into an investor rights agreement in the form of Exhibit F (the “Investor Rights Agreement”). The terms of such

US Airways Confidential	11

agreement shall be reasonably and mutually satisfactory to US Airways and Mesa Air Group, Inc. and shall be negotiated and finalized prior to the Disclosure Statement Approval Date. Once US Airways provides its approval of such agreement, its terms may not be modified or amended prior to or after confirmation of the Mesa Plan without the approval of US Airways, which approval may be given or withheld in US Airway’s sole discretion.

12.        Conditions Precedent. The effectiveness of this Tenth Amendment is subject to the following conditions precedent:

(i)        Approval by US Airways, by no later than the Mesa Plan Approval Date, in its sole discretion, of (i) the Mesa Plan and related disclosure statement (the “Disclosure Statement”), and (ii) Mesa’s business plan, capital and ownership structure, board of directors, management structure, cash flow projections, and other information reasonably required by US Airways (collectively, the “Reorganization Information”). The Reorganization Information has already or shall be provided to US Airways as soon as possible;

(ii)        Approval of this Tenth Amendment and the Investor Rights Agreement by the parties’ respective Boards of Directors;

(iii)        The filing by Mesa of a motion with the Bankruptcy Court for authorization to assume the Code Share Agreement as amended by this Tenth Amendment (the “Approval Motion”) and set a hearing for approval on or before the Approval Order Date (or such other date as may be agreed by the parties in writing);

(iv)        The filing by Mesa’s Creditors’ Committee (the “Committee”) of a statement of support for the Mesa Plan, the Tenth Amendment and the Investor Rights Agreement (the “Committee Support Statement”) by November 23, 2010 (the “Committee Support Date”); and

(v)        The Bankruptcy Court shall have entered a final order approving the Approval Motion on or before November 23, 2010 (the “Approval Order Date”), and either the time for appeal shall have expired and no appeal has been taken or, if an appeal has been taken, the order has not been stayed (the “Approval Order”); provided however, the Approval Order Date shall be extended to December 20, 2010 if (a) the Bankruptcy Court moves the Approval Order Date after November 23, 2010 following notice and a hearing pursuant to a motion or request by the Committee or other third party and (b) such motion or request has been opposed in good faith by Mesa.

13.        Conditions to Continued Effectiveness. The continued effectiveness of this Tenth Amendment and US Airways’ obligation to make the Effective Date Payment is further subject to satisfaction of the following conditions (the “Conditions to Continued Effectiveness”):

(i)        The Disclosure Statement is approved by the Bankruptcy Court by order entered on or before November 23, 2010 (the “Disclosure Statement Approval Date”).

(ii)        The Mesa Plan is confirmed by the Bankruptcy Court (by order entered on or before January 17, 2011, the “Confirmation Date”), in a form that provides no consideration to Mesa’s unsecured creditors other than (i) the Notes and common stock (as described in Sections

US Airways Confidential	12

11 and 12 hereof), (ii) cash payments to holders of de minimis general unsecured claims as provided in the Plan, and (iii) waiver of certain avoidance actions, and that does not contain any material change to the capital and ownership structure included in the Plan previously approved by US Airways, and is otherwise in a form that is consistent with Mesa’s obligations under the Agreement and this Tenth Amendment. Such Confirmation Date may be extended by the parties in writing in each party’s sole discretion. If the Confirmation Date does not occur on or before January 17, 2011, despite Mesa’s best efforts to obtain confirmation of the Mesa Plan by such date, the Confirmation Date shall be extended to March 18, 2011.

(iii)        The Plan has become effective on or before February 17, 2011 (the “Plan Effective Date”). If the Plan Effective Date does not occur on or before February 17, 2011, despite Mesa’s best efforts to achieve the effective date of the Mesa Plan by such date, the Plan Effective Date shall be extended to April 15, 2011.

(iv)        No occurrence, development or change shall have occurred after the Execution Date that, in the commercially reasonable judgment of US Airways had or could be reasonably expected to have a material adverse effect upon the business, operations, performance, properties, business prospects or financial condition of Mesa prior to Plan Effective Date.

(v)        US Airways not becoming aware after the Execution Date of any new or inconsistent information or other matter not previously disclosed to US Airways in writing relating to Mesa or its direct or indirect subsidiaries or the transactions contemplated by the Tenth Amendment which US Airways, in its commercially reasonable judgment, deems material and adverse relative to the information or other matters disclosed to US Airways in writing by Mesa prior to the Execution Date, provided such occurs prior to the Plan Effective Date.

(vi)        The accuracy in all material respects of all representations and warranties in this Tenth Amendment and the Mesa Plan.

(vii)        No default or event of default under the Code Share Agreement or this Tenth Amendment.

The Approval Order shall be expressly conditioned on the satisfaction of the Conditions to Continued Effectiveness. In the event that any one of the Conditions to Continued Effectiveness are not satisfied, this Tenth Amendment shall immediately terminate.

Notwithstanding the foregoing, in the event of any termination of the Tenth Amendment, or in the event that the Tenth Amendment is otherwise rendered ineffective, (i) the provisions regarding (a) the Retroactive Payments or Retroactive Offsets, (b) credits for the Pre-Effective Date Upgrade Payments under Section 8, and (c) any other offset rights under Section 16, shall survive; and (ii) the provisions set forth in Section 15(iii) shall apply as if there had been a Vacatur Declaration (as defined in Section 15(ii) below) by US Airways.

14.        Withdrawal or Extension.

(i)        If (a) this Tenth Amendment is not executed and delivered by US Airways and Mesa in time for Mesa to file the Approval Motion so that the hearing date to approve this

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Tenth Amendment can occur on regular notice on or before the Approval Order Date, (b) the Committee Support Statement is not filed on before the Committee Support Date or (c) this Tenth Amendment is not approved by the Bankruptcy Court by the Approval Date (the “Pre-Approval Date Conditions”), then US Airways shall have the option (in its sole discretion) to terminate this Tenth Amendment (the “Withdrawal”). Upon the Withdrawal, US Airways and Mesa shall have all of their respective rights under the existing Code Share Agreement without regard to this Tenth Amendment (including Mesa’s right to assume the agreements and US Airways’ right to contest such assumption).

(ii)        If (a) the Mesa Plan is not confirmed by the Confirmation Date in a form approved by US Airways as described above or (b) the Mesa Plan has not become effective on or before the Plan Effective Date (collectively, the “Mesa Plan Conditions”) or (c) this Tenth Amendment is approved by the Bankruptcy Court and is thereafter modified, vacated, stayed or amended without US Airways’ consent (such consent to be granted or withheld in US Airways’ sole discretion) (the “Bankruptcy Court Approval Condition”). US Airways shall have the right to declare the Approval Order vacated and of no further effect (a “Vacatur Declaration”). Commencing on a date thirty (30) days after the occurrence of the Mesa Plan Conditions, if US Airways has not made a Vacatur Declaration, Mesa shall have the right to make a Vacatur Declaration. Upon a Vacatur Declaration by either US Airways or Mesa, (x) US Airways shall retain all amounts under this Tenth Amendment that would have otherwise been due to Mesa had the Approval Order not been entered and such amounts shall not be subject to disgorgement, set-off, offset, recovery or return, (y) US Airways and Mesa shall have all of their respective rights under the Code Share Agreement, without regard to this Tenth Amendment (including Mesa’s right to assume the agreements and US Airways’ right to contest such assumption) and (z) except as set forth in (iii)(a) below, the New Payment Rates shall survive any assumption of the existing agreement and remain in effect without modification.

(iii)        Upon a Vacatur Declaration by US Airways:

(a)        US Airways will have the option (to be exercised in US Airways’ sole discretion) to extend (ratably and on a schedule to be provided by US Airways) the redelivery date of the thirty-eight (38) CRJ-900 aircraft over eighteen (18) months beyond June 30, 2012 at the New Payment Rates (the “18 Month Redelivery Period”). In the event US Airways exercises the option set forth in this section (a) and Mesa has not exercised its option under section (b) below, then US Airways will pay Mesa the rates and other amounts due under the Code Share Agreement (without giving effect to the Tenth Amendment) for the period from July 1, 2011, through June 30, 2012.

(b)        Mesa shall have the right to extend the Code Sharing Agreement by one year under the Code Sharing Agreement (i.e., the 18 Month Redelivery Period will commence in July 2013 instead of July 2012) but (i) the New Payment Rates will continue without modification through the 18 Month Redelivery Period instead of ending on June 30, 2011, and (ii) all other terms and conditions under this Tenth Amendment shall remain in full force and effect through the 18 Month Redelivery Period. Mesa shall have the right to exercise the foregoing extension only until the date that is thirty (30) days following the date US Airways makes a Vacatur Declaration.

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15.        Parties. To the extent that Air Midwest, Inc. or Freedom Airlines, Inc. have any unsatisfied obligations to US Airways under the Code Share Agreement, such obligations shall be deemed obligations of, and assumed by, Mesa as of the Execution Date.

16.        Rates. Exhibits C and D to the Code Share Agreement, as amended, are hereby deleted and replaced in its entirety as set forth in Exhibit G to this Tenth Amendment.

17.        Offsets. Without limiting any other provisions set forth in this Tenth Amendment, for any payments owed by Mesa to US Airways pursuant to this Tenth Amendment, US Airways shall have the option to apply the amount of any such payments as credits against payments US Airways would otherwise be obligated to make to Mesa under this Tenth Amendment and the Code Share Agreement.

18.        Rights and Remedies. No right or remedy herein conferred upon or reserved to a party is exclusive of any other right or remedy, and each and every right and remedy will be cumulative and in addition to any other right or remedy under this Agreement, or under applicable law, whether now or hereafter existing.

19.        Effect. Except as set forth in this Tenth Amendment, all of the terms and conditions of the Code Share Agreement shall remain in full force and effect and be applicable to this Tenth Amendment.

20.        Counterparts. This Tenth Amendment may be executed in counterparts, all of which when taken together shall be one and the same document.

21.        Entire Agreement. This Tenth Amendment, including the Exhibits attached hereto, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto.

(signature page follows)

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IN WITNESS WHEREOF, the parties have duly executed this Tenth Amendment as of the date above written.

US AIRWAYS, INC.

By:
Name:
Title:

MESA AIRLINES, INC.

By:
Name:
Title:

MESA AIR GROUP, INC. (*)

By:
Name:
Title:

(*) For purposes of Sections 11 and 12 of this Tenth Amendment only.

[Signature Page to Tenth Amendment to Code Sharing Agreement]

EXHIBIT A

Interior Refurbish Requirements

RON UPGRADES
Timing:

Pacing item - Leather/Cushion

Mesa to place order no later than Approval of Codeshare - or when the specification is provided by US Airways, if later

10 weeks following certification approval of seat cushions and leather (estimated certification March 20, 2011)

Area	Description
Seats	Install US spec leather seat covers
Seats	Replace seat cushions and backs w/ US spec
Seats	Repaint seat arm plastics rows 1, 15, 16
Seat belts	Replace 16G covers, IRAN17 all others
Interior lights	Replace lights covers
Lavs	Replace shrouds and lids as required

SPECIAL VISIT OR C CHECK UPGRADES
Timing:

Pacing Item - Laminate for windscreen

Mesa to place order no later than Approval of Codeshare - or when the specification is provided if later

Completion based on special visit availability to be provided by US Airways

Area	Description
Windows	Replace as needed
Windows	Repair/replace aft window shades
Windscreens	Replace forward laminates with US spec
Interior lights	Replace lights
Dado carpet	Replace
Bag bins	Replace warped door units, paint as needed

C CHECK UPGRADE
Timing:

Pacing Item - Aft Laminate

Mesa to place materials order no later then Approval of Codeshare - or when spec is provided if later

Mesa to complete work on each aircraft at the first regularly scheduled C-check following receipt of materials

Seats	IRAN seats at heavy checks
Windows	Replace all as needed
Carpet replace	Replace including under seats
Windscreens	Replace aft laminates with US spec

US Airways will be given full audit rights to inspect completed work to ensure conditions meet specifications of a reconditioned interior

IRAN - Inspect and Replace as Needed

[***]Confidential

EXHIBIT B

Disputed Claims Amounts

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[***]

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Exhibit D

US Airways Codes

A.        CDO - Controllable Delays Codes

Maint	Maintenance Delay Initial Code	MT
Maint	Non-Specific MX Delay - MX Other	MT0
Maint	Mechanical Delay	MT1
Maint	Material Serviceability	MT2
Maint	Material Shortage	MT3
Maint	General Servicing	MT4
Maint	Maintenance Routing Delays	MT5
Maint	Precautionary Inspection	MT6
Maint	Material Allocation Delay	MT7
Maint	On-board computer/Component Reset	MT8
Maint	MX/ Engineering Personnel Errors	MT9
Crew	FA Error/ Other	FA0
Crew	FA Rest	FA1
Crew	FA Connection	FA2
Crew	FA Broken Thru Flight	FA3
Crew	Late FA to Aircraft	FA4
Crew	Sick or No Show FA	FA5
Crew	Pilot Error/ Other	FP0
Crew	Pilot Rest	FP1
Crew	Pilot Connection	FP2
Crew	Pilot Broken Thru Flight	FP3
Crew	Late Pilot to Aircraft	FP4
Crew	Sick or No Show Pilot	FP5
Crew	Crew Scheduling Error/ Other	FC0
Crew	Both Crews Rest	FC1
Crew	Both Crews Connection	FC2
Crew	Both Crews Broken Thru Flight	FC3
Crew	Late Both Crews to Aircraft	FC4
Operational Controllable	Late flight release	OP3
Operational Controllable	Dispatch related delays	OP5

B.        CDO - Uncontrollable Delays Codes

ACS - Loading & Cargo	Loading Baggage	CG1
ACS - Loading & Cargo	Removal due to W&B	CG2
ACS - Loading & Cargo	Cargo delay (mail, freight)	CG3
ACS - Turn Delays (Gate)	Hold for connecting bags	CX1
ACS - Turn Delays (Gate)	Hold for connecting pax	CX2
ACS - Turn Delays (Gate)	Unplanned	CX3
ACS - Fueling	Fuel other	FL0
ACS - Fueling	Fuel Boost/ Top Off	FL1

[***]Confidential

ACS - Fueling	Fuel Servicing/ Chargeable	FL2
ACS - Fueling	Fuel Servicing/ Non Chargeable	FL3
ACS - Catering	Provisioning (controllable)	FS1
ACS - Catering	Provisioning (uncontrollable)	FS2
ACS - Catering	Contract Catering	FS3
ACS - Customer Service	Error/ other (inc Skycap)	PR0
ACS - Customer Service	Oversale/ Overbooking	PR1
ACS - Customer Service	Customer	PR2
ACS - Customer Service	Onboard/ Illness/ Injury	PR3
ACS - Aircraft Service	Other Servicing Delay	SV0
ACS - Aircraft Service	Aircraft Cleaning (Chargeable)	SV1
ACS - Aircraft Service	AC Cleaning (Non-chargeable)	SV2
ACS - Aircraft Service	Water/ Lavatory Service	SV3
ACS - Aircraft Service	Engine starts (air/ electric)	SV4
ACS - Aircraft Service	GSE (Internal)	SV5
ACS - Aircraft Service	GSE (Contract)	SV6
Damage	Aircraft Damage Initial Code	DA
Damage	Aircraft Damage Delay - Unspecified Cause	DA0
Damage	Bird Strike/ FOD Damage	DA1
Damage	Weather Related Damage	DA2
Damage	Flight Deck or Cabin Crew Damage	DA3
Damage	Damage - Passenger	DA4
Damage	Uncontrolled Personnel Error Damage	DA8
Damage	Controlled Personnel Error Damage	DA9
ATC / WX	Gate Delay caused by ATC	AT1
ATC/WX	Ramp Field Conditions	WX1
ATC / WX	Snow/ Ice Removal	WX2
ATC / WX	Deicing	WX3
Operational	Late Load Plan from CLP	OL1
Operational	Adjustment passenger on bin loading after issuance of initial load	OL2
Operational	Late delivery of W & B	OL3
Operational	Moving passenger for W & B	OL4
Operational	Other Operational Delays	OP0
Operational	Ramp Traffic/ Pushback	OP1
Operational	Airport Facilities	OP2
Miscellaneous	Other or non-station issue	MI0
Miscellaneous	FAA ramp check	MI1
Miscellaneous	Other Security related delays	SC0
Miscellaneous	Bomb/ Highjack Threat	SC1
Miscellaneous	Security/ On-Board/ PPBM	SC2
Miscellaneous	Pax Related Security/ TSA/ GOV	SC3
Miscellaneous	Bag Related Security/ TSA/ GOV	SC4
Miscellaneous	Security Breach	SC5
Miscellaneous	Other IT related issues	IT0
Miscellaneous	Problems with Shares	IT1

[***]Confidential

Miscellaneous	Problems with FOS/CLP/Bomemann systems	IT2
Miscellaneous	Kiosks or other check-in IT infrastructure problems	IT3
Miscellaneous	Gate IT infrastructure problems	IT4
Miscellaneous	Airport IT infrastructure failures	IT 5

C.        CCF - Controllable Cancellation Codes

Other	Operational Decision	XOP
Other	Balance of XOP	YOP
Crew	Flight Attendant caused cancellation	XCA
Crew	Captain or FO caused cancellation	XCC
Crew	Captain or Crew refused A/C	XRC
Crew	Balance of Equipment XC1	YCA
Crew	Balance of Equipment XC2	YCC
Crew	Balance of Equipment XR0	YRC
Maint	Maintenance Cancellation Initial Code	XMT
Maint	Non-Specific MX Cancellation	XM0
Maint	Mechanical	XM1
Maint	Material Serviceability	XM2
Maint	Material Shortage	XM3
Maint	Maintenance Servicing	XM4
Maint	Maintenance Routing	XM5
Maint	Precautionary Inspection	XM6
Maint	Material Allocation	XM7
Maint	On-board computer/ Component Reset	XM8
Maint	MX/ Engineering Dept. Personnel Error	XM9
Maint	Balance of XMT code	YMT
Maint	Balance of XM0 code	YM0
Maint	Balance of XM1 code	YM1
Maint	Balance of XM2 code	YM2
Maint	Balance of XM3 code	YM3
Maint	Balance of XM4 code	YM4
Maint	Balance of XM5 code	YM5
Maint	Balance of XM6 code	YM6
Maint	Balance of XM7 code	YM7
Maint	Balance of XM8 code	YM8
Maint	Balance of XM9 code	YM9
Damage	Aircraft Damage Initial Cancellation	XDA
Damage	Aircraft Damage - Unspecified Cause	XD0
Damage	Flight Deck or Cabin Crew Damage Cancellation	XD3
Damage	Passenger Damage Cancellation	XD4
Damage	Uncontrollable Personnel Error Damage (excl. MX)	XD8
Damage	Controllable Personnel Error Damage (excl. MX)	XD9
Damage	Balance of XDA code	YDA
Damage	Balance of XDO code	YD0
Damage	Balance of XD3 code	YD3
Damage	Balance of XD4 code	YD4

[***]Confidential

Damage	Balance of XD8 code	YD8
Damage	Balance of XD9 code	YD9

D.        CCF - Uncontrollable Cancellation Codes

ATC/WX	Air Traffic Control	XAT
ATC/WX	Balance of Equipment XA	YAT
ATC/WX	Weather Cancel	XWX
ATC/WX	Balance of Equipment XW	YWX
Other	Field Conditions	XFC
Other	Balance of Equipment XF	YFC
Other	Security Related Cancellation	XTS
Other	Balance of Equipment XT0	YTS
Maint	Bird Strike/ FOD Damage	XD1
Maint	Balance of Bird Strike/FOD Damage	YD1
Maint	Weather Related Damage Cancellation	XD2
Maint	Balance of Weather Related Damage Cancellation	YD2

[***]Confidential

Exhibit E

CRJ-900 Aircraft Return Schedule

[To be provided by US Airways]

[***]Confidential

Exhibit F

Form of Investor Rights Agreement

[See separate document]

[***]Confidential

Exhibit G

(Exhibit C & D)

Rates

[***]

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